Exhibit 99.1

Contact:	Phil Gee 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS DECEMBER TRAFFIC
     TEMPE, Ariz., Jan. 4, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported December, fourth quarter and full year traffic results for 2007. Revenue passenger miles (RPMs) for the month were 4.9 billion, down 4.5 percent from December 2006. Capacity was 6.5 billion available seat miles (ASMs), down 4.4 percent from December 2006. Passenger load factor for the month of December was 75.3 percent, down 0.2 points versus December 2006.
     “Our December consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased between two and four percent on a year-over-year basis. Once again our employees did a tremendous job during the busy holiday travel season and our operation continues to show significant improvement. We look forward to carrying this momentum into 2008 and continuing to build upon this solid foundation,” said US Airways’ president, Scott Kirby.
     For the month of December 2007, US Airways’ domestic on-time performance was 74.5 percent with a completion factor of 98.2 percent
     The following summarizes US Airways Group’s traffic results for the month, quarter and year ended December 2007 and 2006, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

Consolidated US Airways Group, Inc.
DECEMBER

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,983,059	4,294,626	(7.3)
Atlantic	537,027	462,030	16.2
Latin	344,407	338,317	1.8

Total Consolidated Revenue Passenger Miles	4,864,493	5,094,973	(4.5)
Consolidated Available Seat Miles (000)
Domestic	5,280,824	5,678,969	(7.0)
Atlantic	707,906	575,986	22.9
Latin	467,589	497,175	(6.0)

Total Consolidated Available Seat Miles	6,456,319	6,752,130	(4.4)
Consolidated Load Factor (%)
Domestic	75.4	75.6	(0.2) pts
Atlantic	75.9	80.2	(4.3) pts
Latin	73.7	68.0	5.7 pts

Total Consolidated Load Factor	75.3	75.5	(0.2) pts
Consolidated Enplanements
Domestic	4,534,465	4,946,816	(8.3)
Atlantic	136,245	117,797	15.7
Latin	270,820	266,914	1.5

Total Consolidated Enplanements	4,941,530	5,331,527	(7.3)
QUARTER TO DATE
	2007	2006	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	12,146,745	12,856,232	(5.5)
Atlantic	1,711,377	1,533,670	11.6
Latin	816,797	838,547	(2.6)

Total Consolidated Revenue Passenger Miles	14,674,919	15,228,449	(3.6)
Consolidated Available Seat Miles (000)
Domestic	15,544,049	16,697,923	(6.9)
Atlantic	2,268,396	1,980,077	14.6
Latin	1,073,046	1,189,082	(9.8)

Total Consolidated Available Seat Miles	18,885,491	19,867,082	(4.9)
Consolidated Load Factor (%)
Domestic	78.1	77.0	1.1 pts
Atlantic	75.4	77.5	(2.1) pts
Latin	76.1	70.5	5.6 pts

Total Consolidated Load Factor	77.7	76.7	1.0 pts
Consolidated Enplanements
Domestic	14,357,757	15,126,454	(5.1)
Atlantic	437,212	393,777	11.0
Latin	663,548	677,348	(2.0)

Total Consolidated Enplanements	15,458,517	16,197,579	(4.6)
YEAR TO DATE
	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	51,675,561	52,338,983	(1.3)
Atlantic	7,984,408	7,016,771	13.8
Latin	3,887,311	4,019,053	(3.3)

Total Consolidated Revenue Passenger Miles	63,547,280	63,374,807	0.3
Consolidated Available Seat Miles (000)
Domestic	63,852,268	66,519,378	(4.0)
Atlantic	10,285,223	8,903,102	15.5
Latin	5,007,238	5,505,566	(9.1)

Total Consolidated Available Seat Miles	79,144,729	80,928,046	(2.2)
Consolidated Load Factor (%)
Domestic	80.9	78.7	2.2 pts
Atlantic	77.6	78.8	(1.2) pts
Latin	77.6	73.0	4.6 pts

Total Consolidated Load Factor	80.3	78.3	2.0 pts
Consolidated Enplanements
Domestic	60,850,508	61,005,233	(0.3)
Atlantic	2,045,372	1,811,418	12.9
Latin	3,160,494	3,286,123	(3.8)

Total Consolidated Enplanements	66,056,374	66,102,774	(0.1)
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Mainline
DECEMBER

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,825,583	4,104,434	(6.8)
Atlantic	537,027	462,030	16.2
Latin	344,407	338,317	1.8

Total Mainline Revenue Passenger Miles	4,707,017	4,904,781	(4.0)
Mainline Available Seat Miles (000)
Domestic	5,022,862	5,381,570	(6.7)
Atlantic	707,906	575,986	22.9
Latin	467,589	497,175	(6.0)

Total Mainline Available Seat Miles	6,198,357	6,454,731	(4.0)
Mainline Load Factor (%)
Domestic	76.2	76.3	(0.1) pts
Atlantic	75.9	80.2	(4.3) pts
Latin	73.7	68.0	5.7 pts

Total Mainline Load Factor	75.9	76.0	(0.1) pts
Mainline Enplanements
Domestic	3,961,903	4,309,931	(8.1)
Atlantic	136,245	117,797	15.7
Latin	270,820	266,914	1.5

Total Mainline Enplanements	4,368,968	4,694,642	(6.9)
QUARTER TO DATE
Mainline Revenue Passenger Miles (000)
Domestic	11,627,893	12,258,157	(5.1)
Atlantic	1,711,377	1,533,670	11.6
Latin	816,797	838,547	(2.6)

Total Mainline Revenue Passenger Miles	14,156,067	14,630,374	(3.2)
Mainline Available Seat Miles (000)
Domestic	14,752,953	15,793,928	(6.6)
Atlantic	2,268,396	1,980,077	14.6
Latin	1,073,046	1,189,082	(9.8)

Total Mainline Available Seat Miles	18,094,395	18,963,087	(4.6)
Mainline Load Factor (%)
Domestic	78.8	77.6	1.2 pts
Atlantic	75.4	77.5	(2.1) pts
Latin	76.1	70.5	5.6 pts

Total Mainline Load Factor	78.2	77.2	1.0 pts
Mainline Enplanements
Domestic	12,453,325	13,084,987	(4.8)
Atlantic	437,212	393,777	11.0
Latin	663,548	677,348	(2.0)

Total Mainline Enplanements	13,554,085	14,156,112	(4.3)
YEAR TO DATE (US Airways and America West combined)
	2007	2006	% Change

Mainline Revenue Passenger Miles (000)
Domestic	49,390,820	49,652,979	(0.5)
Atlantic	7,984,408	7,016,771	13.8
Latin	3,887,311	4,019,053	(3.3)

Total Mainline Revenue Passenger Miles	61,262,539	60,688,803	0.9
Mainline Available Seat Miles (000)
Domestic	60,549,686	62,574,681	(3.2)
Atlantic	10,285,223	8,903,102	15.5
Latin	5,007,238	5,505,566	(9.1)

Total Mainline Available Seat Miles	75,842,147	76,983,349	(1.5)
Mainline Load Factor (%)
Domestic	81.6	79.3	2.3 pts
Atlantic	77.6	78.8	(1.2) pts
Latin	77.6	73.0	4.6 pts

Total Mainline Load Factor	80.8	78.8	2.0 pts
Mainline Enplanements
Domestic	52,665,228	52,247,805	0.8
Atlantic	2,045,372	1,811,418	12.9
Latin	3,160,494	3,286,123	(3.8)

Total Mainline Enplanements	57,871,094	57,345,346	0.9
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
DECEMBER

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	157,476	190,192	(17.2)
Express Available Seat Miles (000)
Domestic	257,962	297,399	(13.3)
Express Load Factor (%)
Domestic	61.0	64.0	(3.0) pts
Express Enplanements
Domestic	572,562	636,885	(10.1)
QUARTER TO DATE
	2007	2006	% Change

Express Revenue Passenger Miles (000)
Domestic	518,852	598,075	(13.2)
Express Available Seat Miles (000)
Domestic	791,096	903,995	(12.5)
Express Load Factor (%)
Domestic	65.6	66.2	(0.6) pts
Express Enplanements
Domestic	1,904,432	2,041,467	(6.7)
YEAR TO DATE	2007	2006	% Change
	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	2,284,741	2,686,004	(14.9)
Express Available Seat Miles (000)
Domestic	3,302,582	3,944,697	(16.3)
Express Load Factor (%)
Domestic	69.2	68.1	1.1 pts
Express Enplanements
Domestic	8,185,280	8,757,428	(6.5)
Notes:
1) US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006.
2) Canada is included in domestic results.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of December:
•	Offered recall notices to more than 200 furloughed flight attendants.

•	Debuted new meals in domestic first class service.

•	Announced new service between Charlotte, N.C. and Daytona Beach, Fla. to commence in February.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,700 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 17,000 daily flights to 897 destinations in 160 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, which is available at www.usairways.com.
-LCC-